The American Funds Group(r)

INTERMEDIATE BOND FUND OF AMERICA

[photographs of the Fixed Income Trading Room]

2000 Annual Report For The Year Ended August 31






INTERMEDIATE BOND FUND OF AMERICA(r) IS ONE OF THE 29 AMERICAN FUNDS, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

INTERMEDIATE BOND FUND OF AMERICA seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's or Moody's Investors Service) or equivalent unrated securities.
In pursuing its objective, the fund takes a middle course, seeking a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).


THE FUND'S INVESTMENTS INCLUDE:

- U.S. government and federal agency securities

- Pass-through securities, such as mortgage- and asset-backed securities

- High-quality corporate obligations



RESULTS AT A GLANCE
[begin table]

As of August 31, 2000,                                              Average annual
with all dividends reinvested               Cumulative return       compound return
One year                                    +  6.5%                 -
Five years                                  + 31.3                  + 5.6%
Ten years                                   + 93.6                  + 6.8
Lifetime (since 2/19/88)                    + 126.7                 + 6.7

[end table]


Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see back cover for important information about Class A and Class B shares.

Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's reporting period.


Here are the average annual compound returns on a $1,000 investment for periods ended September 30, 2000 (the most recent calendar quarter), with all distributions reinvested.

CLASS A SHARES                                   AVERAGE ANNUAL
reflecting 3.75% maximum sales charge            COMPOUND RETURN
One year                                         + 2.28%
Five years                                       + 4.82
Ten years                                        + 6.44

The fund's 30-day yield for Class A shares as of September 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 6.27%. The fund's distribution rate as of that date was 5.73%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


[begin sidebar]
On the cover: Your portfolio counselors are supported by more than a dozen fixed-income traders, each of whom specializes in a particular segment of the bond market. Altogether, these traders possess more than 138 years of market experience. On a day-to-day basis, they provide liquidity for the various bonds in your fund's portfolio and help your counselors identify fixed-income opportunities within a variety of changing markets.
[begin sidebar]



FELLOW SHAREHOLDERS:

The fiscal year that ended August 31, 2000, ultimately proved more favorable to U.S. bond investors than the preceding year. The significant correction in the stock market earlier this year coupled with an unexpected rally in long-maturity Treasury bonds helped to create this improved bond environment. Nonetheless, the recent improvement has been selective. High-quality debt benefited more than lower rated debt during the second half as investors reduced their exposure to risk. High-quality debt (such as U.S. Treasuries, federal agency obligations and certain asset-backed securities) constitutes more than 75% of your fund's portfolio, which consists entirely of investment-grade securities.

During the past fiscal year, shareholders received monthly dividends totaling 74 cents a share. This represents an income return of 5.9% for those shareholders who reinvested their dividends. Shareholders who opted to receive their monthly dividends in cash recorded an income return of 5.7%. For the full fiscal year, Intermediate Bond Fund of America registered a total return (the return assuming reinvestment of distributions plus the price changes of portfolio assets) of 6.5% - just shy of its lifetime average of 6.7%.
The improved demand for high-quality bonds benefited other funds as well, but not uniformly. For the past fiscal year, the average return of 124 Short-Intermediate Investment-Grade Debt Funds tracked by Lipper Inc. was 5.7%. For the same period, the unmanaged Salomon Smith Barney Broad Investment-Grade Medium-Term Bond Index (which has no expenses) posted a 7.0% total return.


[Begin Sidebar]
With more than 45 years of investment experience among them, your counselors are well equipped to distinguish between brash investor reactions and fundamental market changes.
[End Sidebar]


THE YEAR IN REVIEW

Bond market conditions in the first half of the fiscal year contrasted sharply with those in the second half. Your fund's fiscal year began in September 1999
- only a few months after the Federal Reserve first started raising short-term interest rates in an effort to quash inflation. Bond prices were edging lower as inflation worries intensified, and interest rates for all fixed-income securities were on the rise. In November, the Federal Reserve hiked rates a third time. Nonetheless, the economy continued to expand at a rapid clip. Investors poured money into technology stocks, riding a wave of euphoria that pushed equity indexes to ever-higher levels. By the end of 1999, yields on 10-year Treasury bonds topped 6.4%, up from 5.8% in September. Bond prices were suffering even as stock prices were soaring.

Early in 2000, this scenario shifted abruptly. Blue chip stocks tumbled in late January, followed by a sharp selloff in the technology-laden NASDAQ that began in March. During this same period, bond prices began to firm, led by a strong rally in long-term Treasuries. The catalyst for improved bond prices was a government decision to use part of the budget surplus to buy back Treasuries with the longest maturities. As investors weighed the prospects of a significantly diminished Treasury supply, prices rose steadily.

The effect of this rally was clearly evident in the Treasury yield curve, the chart that depicts current yields on Treasury debt maturing in 3 months out to 30 years. For decades, the Treasury yield curve served as the benchmark for evaluating all other U.S. bonds. Now, for the first time in years, long maturities yielded less than short maturities. This anomaly produced an inverted yield curve (see diagrams below). Under normal market conditions, the Treasury yield curve forms a positive slope, with long maturities providing higher yields. This was no longer the case.

The spring of 2000 was a puzzling period for many investors. Equities had lost some of their allure following the sharp selloffs. The economy continued to expand vigorously, breaking all previous records. The Federal Reserve raised short-term rates a fourth and fifth time, yet long Treasury yields continued to fall. Lower rated debt and higher risk investments fell out of favor as investors sought security in high-quality debt. Much of the uncertainty that riddled the markets focused on whether the Federal Reserve could successfully engineer a "soft landing" for such an incredibly robust economy.


[Begin Sidebar]
Your fund's emphasis on thorough research to select high-quality bonds with relatively short maturities should provide a solid platform for your long-term financial objectives.
[End Sidebar]


On May 16, the Federal Reserve hiked rates for a sixth time in less than a year. The bond market had anticipated this action, and bond prices weakened during the preceding weeks. This price reversal proved short-lived, however; by the end of May, the economy's pulse had slowed perceptibly. Once again, bond prices improved as investors had renewed hopes for a soft landing. Throughout the summer months, bonds continued to attract investor interest, lending the fixed-income market a more positive tone.


THE VISION OF EXPERIENCE

The sudden changes observed in market conditions this past year are not a new phenomenon. Over the past decade, both equity and fixed-income markets have expanded significantly, attracting new investors and larger pools of money while offering far more investment choices through more sophisticated trading mechanisms. One result of this expansion is that markets now tend to react faster to events deemed favorable or unfavorable. News travels quicker and there are more players to respond. The release of economic data, a cautionary comment from the Federal Reserve, the failure to meet earnings targets: These are but a few examples of events that can alter market momentum.


[Begin Sidebar]
TREASURY YIELD CURVES
[begin line chart]
POSITIVE YIELD CURVE    8/31/1999

MATURITY DATES (IN YEARS)       %
1                               5.289
2                               5.726
5                               5.852
10                              5.953
30                              6.058

[end line chart]




[begin line chart]
INVERTED YIELD CURVE 8/31/2000

MATURITY DATE (IN YEARS)       %
1                              6.23
2                              6.226
5                              6.051
10                             5.795
30                             5.732

[end line chart]

Source: Bloomberg
[End Sidebar]


The three portfolio counselors who manage Intermediate Bond Fund of America employ a proactive approach to investing, with a long-term perspective. With more than 45 years of investment experience among them, your counselors are well equipped to distinguish between brash investor reactions and fundamental market changes. Before any bond is added to the portfolio, your fund's counselors and analysts carefully evaluate its credit quality and its suitability, assuming a variety of market conditions. Among the numerous factors considered are the prepayment assumptions on each mortgage-backed security, the collateral securing each asset-backed and commercial mortgage-backed bond, and the earnings potential supporting each corporate bond issue. In this rigorous process, your fund's counselors are supported by the vast network of analysts and investment professionals comprising Capital Research and Management Company, the fund's adviser as well as the adviser to the rest of the American Funds family.

During the past year, your portfolio counselors gradually adjusted the mix of securities to take advantage of changing market conditions. The percentage of Treasuries in the portfolio decreased slightly, while the amount of asset-backed obligations was increased. In addition, the amount of federal agency mortgage-backed debt was reduced over the course of the year. As market conditions continue to shift, your fund's managers will keep the portfolio well diversified in an effort to enhance overall returns. Your fund's emphasis on thorough research to select high-quality bonds with relatively short maturities should provide a solid platform for your long-term financial objectives.

We appreciate your ongoing support, and we look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 16, 2000




[Begin Sidebar]
Here are the fund's returns on a $1,000 investment in Class A shares with all distributions reinvested for the periods noted, assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $100,000 or more.
AVERAGE ANNUAL COMPOUND RETURN
as of 8/31/2000

Ten years                        +6.42%
Five years                       +4.79
One year                         +2.46

[End Sidebar]


[begin mountain chart]
RESULTS: HOW A $10,000 INVESTMENT IN THE FUND HAS GROWN for the period February 19, 1988, to August 31, 2000, with dividends reinvested

              Salomon Smith Barney
              Broad Investment-
              Grade Medium Term
              Index(1) with              Intermediate Bond      Consumer Price
Year          interest compounded        Fund of America        Index(1),(2)
2/19/88       10,000                     9,625                  10,000
1988          10,062                     9,717                  10,259
1989          11,233                     10,591                 10,741
1990          12,207                     11,272                 11,345
1991          13,872                     12,594                 11,776
1992          15,675                     14,206                 12,147
1993          17,027                     15,619                 12,483
1994          17,026                     15,338                 12,845
1995          18,732                     16,616                 13,181
1996          19,605                     17,385                 13,560
1997          21,403                     18,745                 13,862
1998          23,291                     20,185                 14,086
1999          23,785                     20,495                 14,405
2000          25,455                     21,823                 14,897

Year Ended August 31

$25,455
Salomon Smith Barney Broad
Investment-Grade Medium Term Index(1)
with interest compounded

$21,823
Intermediate Bond Fund of America
with dividends reinvested

$14,897
Consumer Price Index(1),(2)

*   For the period February 19, 1988, through August 31, 1988.

(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS.

The fund results in this chart reflect payment of the maximum sales charge of 3.75% on the $10,000 initial investment. Thus, the net amount invested was $9,625. Prior to January 10, 2000, the maximum sales charge was 4.75%. As outlined in the prospectus, the sales charge is reduced for larger investments. [end mountain chart]





WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

AMERICAN FUNDS

[black and white photo of a portion of the United States of American flag]

As a shareholder in Intermediate Bond Fund of America, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

- A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- AN UNPARALLELED GLOBAL RESEARCH EFFORT: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.



A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS
Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(sm)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(sm)
Fundamental Investors(sm)
The Investment Company of America(r)
Washington Mutual Investors Fund(sm)

EQUITY-INCOME FUNDS
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS
Emphasis on current income through bonds
American High-Income Trust(sm)
The Bond Fund of America(sm)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(sm)

TAX-EXEMPT INCOME FUNDS
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(sm)
The Tax-Exempt Bond Fund of America(r)
State-specific tax-exempt funds:
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS
Seek stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(sm)
The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities.

For more complete information about any of the funds, including charges and expenses, please obtain a prospectus from your financial adviser, download one from our Web site at www.americanfunds.com, or phone the funds' transfer agent, American Funds Service Company, at 800/421-0180. Please read the prospectus carefully before you invest or send money. For more information, ask your financial adviser for a copy of our brochure A Portfolio for Every Investor.


Intermediate Bond Fund of America
Investment Portfolio, August 31, 2000

[begin pie chart]

22%      Asset-Backed
17%      Federal Agency Mortgage-Backed
16%      Commercial Mortgage-Backed
14%      Corporate Bonds
11%      U.S. Treasury Bonds
 5%      Federal Agency Debentures
 6%      Collateralized Mortgage Obligations
 2%      Other
 7%      Cash & Equivalents

[end pie chart]


BONDS & NOTES

                                                                   Principal       Market      Percent
                                                                      Amount        Value       of Net
Fixed Income Securities                                                 (000)        (000)      Assets
--------------------------------------------                        --------     --------     --------

ASSET-BACKED OBLIGATIONS (1) -  21.86%
Arcadia Automobile Receivables Trust,                                   2,900        2,911          .22
Series 1999-C, Class A-3,  7.20% 2007
Atlas Air, Inc. pass-through trusts,                                    2,417        2,308          .18
Series 1998-1, Class A, 7.38% 2019
Banco Nacional de Mexico, SA , Series 1999-A,                           5,000        5,036          .39
Class A-1, 7.50% 2006 (3)
Bay View Financial Acquisition Trust,                                   9,842       10,009          .77
Series 1999-C, Class M3, 8.62% 2029 (2,3)
Case Equipment Loan Trust, Series 1999-A,                               1,392        1,369          .11
 Class B, 5.96% 2005
Chase Manhattan Credit Card Master Trust,                               8,750        8,591          .66
Series 1997-5, Class A, 6.194% 2005
Citicorp Lease pass-through trust, pass-through                         2,869        2,881          .22
certificates, Series 1999-1, Class A1,
7.22% 2005 (3)
ComEd Transitional Funding Trust, Transitional
Funding Trust Notes:
 Series 1998-1, Class A4, 5.39%, 2005                                   2,000        1,932
 Series 1998-1, Class A5, 5.44%  2007                                   9,000        8,556          .81
Conseco Finance Home Equity Loan Trust,                                10,250       10,321          .80
Series 2000-B, Class AF-6, 7.80% 2020
Continental Airlines, Inc., pass-through
certificates:
 Series 1998-3, Class C1, 7.08% 2004                                    1,999        1,964
 Series 1998-2, Class A, 6.41% 2007                                    17,905       17,248
 Series 1996-2, Class A, 7.75% 2016                                     1,223        1,208
 Series 1998-1, Class A,  6.648% 2019                                   3,367        3,111
 Series 2000-1, Class B, 8.388% 2020                                   10,800       11,089         2.67
First Consumer Master Trust:(3)
 Series 1999-A, Class A, 5.80% 2005                                     8,000        7,669
 Series 1999-A, Class B, 6.28% 2005                                     9,000        8,546         1.25
FIRSTPLUS Home Loan Owner Trust, Series                                 3,000        2,978          .23
1997-4, Class A5, 6.62% 2015
Green Tree Financial Corp., pass-through
certificates:
 Series 1998-2, Class A5, 6.24% 2016                                    3,500        3,421
 Series 1993-3, Class A5,  5.75% 2018                                   1,049        1,043
 Series 1996-10, Class A-4, 6.42% 2028                                  1,735        1,728
 Series 1996-10, Class A-5, 6.83% 2028                                 13,992       13,743
 Series 1997-6, Class A6, 6.90% 2029                                    3,000        2,945
 Series 1997-6, Class A7, 7.14% 2029                                    4,250        4,141
 Series 1999-2, Class A2, 5.84% 2030                                    4,250        4,146         2.41
Green Tree Recreational, Equipment & Consumer                           8,000        7,903          .61
Trust, Series 1999-A, Class A6, 6.84% 2010
Hitachi Shinpan Co. Ltd., Series 1999-3,                                6,500        6,416          .49
Class A, 9.60% 2006 (3)
Illinois Power Special Purpose Trust,                                   5,000        4,581          .35
Transitional Funding Trust Notes, Series 1998-1,
Class A7, 5.65% 2010
LML Auto Lease Securitization, Series 1999-A,                           8,998        8,929          .69
Class A, 6.45% 2004 (3)
MBNA Master Credit Card Trust II, Series                                5,750        5,737          .44
2000-D, Class B, 7.056% 2009
The Money Store Home Equity Trust,                                      9,621        9,696          .75
Series 1994-D, Class A5, 8.925% 2022
Nebhelp Trust, Student Loan Interest Margin                            16,620       16,429         1.27
Securities, Series 1998-1, Class A,
6.68% 2016 (3)
Northwest Airlines, Inc., pass-through                                  3,478        3,580          .28
certificates, Series 1999-3, Class G,
7.935% 2019
NPF VI, INC., Series 1999-1, Class A,                                   2,000        1,953          .15
6.25% 2003 (3)
NPF XII, Inc., Series 1999-2, Class A,                                 18,750       18,634         1.44
7.05% 2003 (3)
PECO Energy Co., Series 1999-A,                                         2,500        2,444          .19
Class A-2, 5.63% 2005
Pegasus Aviation Lease Securitization,                                  4,000        4,128          .32
Series 2000-1, Class A2, 8.37% 2030 (3)
PP&L Transition  Bond Co. LLC:
 Series 1999-1, Class A5, 6.83% 2007                                    7,250        7,227
 Series 1999-1, Class A8, 7.15% 2009                                   11,000       11,089         1.41
Puerto Rico Public Financing Corp., Series 1,                          17,604       16,779         1.30
Class A, 6.15% 2008
Rental Car Finance Corp., Series 1999-1,                                2,000        1,898          .15
Class C, 6.50% 2007 (3)
Student Loan Funding LLC, Series 1998-B,                               13,500       12,911         1.00
Class B3, 6.25% 2019
Triad Auto Receivables Owner Trust,                                     4,000        3,938          .30
Series 1999-1, Class A2, 6.09% 2005
                                                                               ----------   ----------
                                                                                   283,166        21.86
                                                                               ----------   ----------



FEDERAL AGENCY MORTGAGE PASS-THROUGH
OBLIGATIONS (1)  -  16.10%
Fannie Mae:
 6.00% 2013                                                             7,755        7,413
 6.50% 2013 - 2014                                                      7,357        7,164
 7.00% 2008 - 2023                                                     10,208       10,104
FNCI 7.0% 05-18-15
FNCI 7.0% 09-01-15
 7.50% 2009 - 2039                                                     30,662       30,666
FNMA POOL #524716 7.5% 04-01-15
FNCI 7.5% 05-18-15
FNCI 7.5% 09-01-15
 8.00% 2002 - 2005                                                        410          412
 8.264% 2002 (2)                                                        5,402        5,443
 8.50% 2008 - 2030                                                      2,300        2,352
 9.00% 2009 - 2022                                                      5,715        5,897
 9.50% 2009 - 2022                                                      3,263        3,407
 10.00% 2017 - 2025                                                     8,047        8,510
 10.50% 2004 - 2020                                                       545          579
 11.00% 2001 - 2020                                                     1,391        1,508
 11.50% 2015                                                              187          205
 12.00% 2016                                                            7,392        8,187
 12.25% 2012                                                            1,111        1,221
 12.50% 2015-2019                                                       2,190        2,437
 13.00% 2015 - 2028                                                     1,892        2,139
 15.00% 2013                                                              708          833         7.60
Fannie Mae/Government National Mortgage Assn.:
 11.00% 2020                                                              551          597
 12.50% 2015-2019                                                       1,552        1,728
 15.00% 2013                                                              395          461          .22
Federal Housing Administration/Veterans                                   210          234          .02
Affairs 12.50% 2015
Freddie Mac:
 6.00% 2014 - 2029                                                      5,338        5,033
 7.00% 2008 - 2015                                                      4,139        4,105
 8.00% 2003 - 2017                                                      7,411        7,508
 8.50% 2008 - 2027                                                      4,720        4,819
 8.75% 2008 - 2009                                                        421          428
 9.00% 2028                                                             1,172        1,208
 9.50% 2010 - 2013                                                        461          458
 10.00% 2005 - 2019                                                     7,175        7,500
 11.00% 2018                                                              874          946
 12.00% 2016                                                               83           91
 12.50% 2015 - 2019                                                       553          619
 12.75% 2019                                                               25           27         2.53
Government National Mortgage Assn.:
 6.00% 2029                                                               972          908
 6.50% 2028 - 2029                                                     14,560       13,978
GNMA I POOL #486598 6.5% 10-15-28
 7.00% 2007 - 2028                                                      9,821        9,672
 7.50% 2022 - 2030                                                     16,887       16,883
GNMA I POOL #477984 7.5% 08-15-30
 8.00% 2023 - 2027                                                      6,221        6,309
 8.50% 2007 - 2023                                                      7,971        8,198
 9.00% 2008 - 2025                                                      5,113        5,298
 9.50% 2009 - 2021                                                      8,626        9,051
 10.00% 2019                                                            3,577        3,826
 10.25% 2012                                                              170          180
 10.50% 2019                                                               43           46         5.73
                                                                               ----------   ----------
                                                                                   208,588        16.10
                                                                               ----------   ----------





FEDERAL AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS (1)  -  1.33%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                      5,243        5,271
 Trust D2, 11.00% 2009                                                  1,699        1,831
 Series 83-B, Class 3, 12.50% 2013                                         47           51
 Series 88-16, Class B, 9.50% 2018                                        239          249
 Series 90-21, Class Z, 9.00% 2020                                      7,029        7,286
 Series 90-93, Class G, 5.50% 2020                                      1,215        1,134         1.22
Freddie Mac, Series 1567, Class A,                                      1,393        1,356          .11
5.161% 2023 (2)
                                                                               ----------   ----------
                                                                                    17,178         1.33
                                                                               ----------   ----------
FEDERAL AGENCY DEBENTURES  -  5.05%
Fannie Mae Notes:
 5.25% 2009                                                             9,095        8,147
 6.00% 2008                                                            30,150       28,562
 6.625% 2009                                                           16,300       15,999         4.08
Federal Home Loan Bank Bonds:
 5.625% 2001                                                            5,120        5,209
 7.125% 2005                                                            3,000        2,977          .63
Freddie Mac Note 5.125% 2008                                            5,000        4,454          .34
                                                                               ----------   ----------
                                                                                    65,348         5.05
                                                                               ----------   ----------


U.S. TREASURY OBLIGATIONS - 10.78%
 6.375% August 2002                                                       100          100
 12.375% May 2004                                                         470          566
 6.00% August 2004                                                      8,325        8,311
 7.25% August 2004                                                      5,250        5,466
 11.625% November 2004                                                 16,400       19,724
 6.50% October 2006                                                    21,000       21,512
 6.25% February 2007                                                   27,750       28,136
 6.125% August 2007                                                       355          358
 10.38% November 2009                                                   4,000        4,597
 5.50% May 2009                                                        28,550       27,756
 8.875% August 2017                                                    13,500       17,660
 8.875% February 2019                                                   2,530        3,347
 5.50% August 2028                                                      2,205        2,099        10.78
                                                                               ----------   ----------
                                                                                   139,632        10.78
                                                                               ----------   ----------


COMMERCIAL MORTGAGE-BACKED
SECURITIES (1)  -  16.41%
Asset Securitization Corp., Series 1997-D5,                           169,406       14,386         1.11
Class APS1, interest only, 1.416% 2043 (2)
Bear Stearns Commercial Mortgage
Securities Inc.:
 Series 1998-C1, Class A1, 6.34% 2030                                   5,085        4,944
 Series 1999-C1, Class X, interest only,                               91,600        5,872          .83
1.288% 2031 (2)
CDC Securitization Corp., pass-through                                  5,000        5,035          .39
certificates, Series 1999-FL1, Class C,
7.919% 2007 (2,3)
Chase Commercial Mortgage Securities Corp.,
pass-through certificates:
 Series 1996-1, Class A1, 7.60% 2005                                    1,270        1,286
 Series 1997-1, Class A1, 7.27% 2029                                    2,384        2,392
 Series 1998-1, Class A1, 6.34% 2030                                    2,952        2,884
 Series 1998-2, Class A2, 6.39% 2030                                    9,000        8,516
 Series 1999-1, Class C, 7.625% 2031                                    7,000        6,969         1.70
Commercial Mortgage Acceptance Corp.:
 Series 1998-C1, Class A1, 6.23% 2007                                   1,873        1,818
 Series 1998-C2, Class A1, 5.80% 2030                                   3,688        3,539          .41
Commercial Mortgage, pass-through certificates,                         4,000        4,007          .31
Series 2000-FL1, Class E, 7.67% 2011 (2,3)
CS First Boston Mortgage Securities Corp.,
pass-through certificates:
 Series 1998-C1, Class A1A, 6.26% 2040                                  6,558        6,361
 Series 1998-C1, Class C, 6.78% 2009                                    6,450        6,096          .96
Deutsche Mortgage & Asset Receiving Corp.,                             11,886       11,526          .89
Series 1998-C1, Class A1,  6.22% 2031
DLJ Mortgage Acceptance Corp.:
 Series 1997-CF1, Class A1A, 7.40% 2006 (3)                             5,523        5,553
 Series 1995-CF2, Class A1B, 6.85% 2027 (3)                            10,000        9,925
 Series 1998-CF2, Class A3, 6.65% 2031                                  5,250        4,924
 Series 1998-CF2, Class A4, 6.90% 2031                                  3,250        3,081         1.81
GMAC Commercial Mortgage Securities, Inc.,                              5,000        4,756          .37
Series 1997-C2, Class C, 6.91% 2007
GS Mortgage Securities Corp. II,                                       10,000       10,000          .77
Series 1999-GSFL II, Class D, 7.619% 2013 (2,3)
J.P. Morgan Commercial Mortgage Finance Corp.,                         16,155       16,167         1.25
Series 1995-C1, Class A2, 7.435% 2010 (2)
LB Commercial Mortgage Trust, Series 1998-C1,                           1,387        1,362          .10
Class A1, 6.33% 2030
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A2, 6.829% 2025 (2)                              5,180        5,142
 Series 1995-C3, Class A3, 7.069% 2025 (2)                              1,500        1,491
 Series 1997-C1, Class A1, 6.95% 2029 (2)                               2,242        2,234
 Series 1998-C3, Class A1, 5.65% 2030                                   5,738        5,466         1.11
Morgan Stanley Capital I Inc.:
 Series 1998-HF1, Class A1, 6.19% 2007                                  5,505        5,357
 Series 1998-HF2, Class A1, 6.01% 2030                                  6,826        6,564
 Series 1998-WF2, Class A1, 6.34% 2030                                  6,012        5,865
 Series 1999-FNV1, Class D, 7.03% 2032                                  4,000        3,818         1.67
Mortgage Capital Funding, Inc., Series                                 11,782       11,495          .89
1998-MC1, Class A1, 6.417% 2030
Nomura Asset Securities Corp.,                                          8,196        7,976          .62
Series 1998-D6, Class AA1, 6.28% 2030
Prudential Securities Secured Financing Corp.,                          2,000        1,884          .15
Commercial Mortgage pass-through certificates,
Series 1999-NRF1, Class C, 6.746% 2009
SMA Finance Co., Inc., Series 1998-C1,                                  8,095        7,928          .61
Class A1, 6.27% 2032 (3)
Structured Asset Securities Corp.,                                      5,924        5,940          .46
Series 1999-C3, Class E, 7.72% 2013 (2,3)
                                                                               ----------   ----------
                                                                                   212,559        16.41
                                                                               ----------   ----------



CORPORATE BONDS - 15.00%
FINANCIAL SERVICES  -  6.91%
ABN AMRO Bank NV 7.55% 2006                                             3,000        3,035          .23
Associates Corp. of North America 6.45% 2001                            7,000        6,930          .54
Bank of America Corp. 7.875% 2005                                       4,000        4,105          .32
BANK ONE CORP., Series A, 5.625% 2004                                   3,300        3,123          .24
BankAmerica Corp.:
 6.65% 2001                                                             1,600        1,594
 5.875% 2009                                                            3,175        2,868          .34
DBS Bank Ltd. 7.875% 2009 (3)                                           3,000        3,022          .23
Ford Motor Credit Co.:
 5.75% 2004                                                             9,000        8,559
 6.70% 2004                                                             7,375        7,201
 5.80% 2009                                                             1,750        1,539         1.34
General Electric Capital Corp. 8.375% 2001                              1,500        1,510          .12
General Motors Acceptance Corp.:
 6.75% 2002                                                             3,000        2,974
 6.85% 2004                                                            12,000       11,807         1.14
IKON Capital Inc. 6.33% 2000                                            2,500        2,497          .19
Lend Lease (US) Finance Inc. 6.75% 2005                                 5,000        4,808          .37
Merita Bank Ltd. 7.50% (undated) (2,3)                                  2,000        1,909          .15
Midland Bank PLC, 8.625% 2004                                           4,000        4,191          .32
NationsBank Corp. 6.125% 2004                                           3,000        2,896          .23
Regional Diversified Funding Ltd. 9.25% 2030 (3)                          750          740          .06
ReliaStar Financial Corp. 8.00% 2006                                    6,750        6,891          .53
Toyota Credit Canada 6.625% 2002                                        3,000        2,980          .23
Toyota Motor Credit Corp. 6.125% 2000                                   2,495        2,492          .19
Wells Fargo Bank National                                               1,750        1,756          .14
Association 7.80% 2010 (2)
                                                                               ----------   ----------
                                                                                    89,427         6.91
                                                                               ----------   ----------


INDUSTRIAL & SERVICES  -  4.64%
Carnival Corp. 7.70% 2004                                               2,000        1,982          .15
Cox Radio, Inc. 6.375% 2005                                             3,500        3,344          .26
McKesson Finance of Canada 6.55% 2002 (3)                               3,200        3,039          .23
Oil Enterprises Ltd. 6.239% 2008 (3)                                    8,744        8,327          .64
Pacificorp Australia LLC  6.15% 2008 (3)                               10,000        9,349          .72
Pemex Finance Ltd.:
 5.72% 2003                                                             4,063        3,947
 6.125% 2003                                                            3,033        2,969
 7.80% 2013 (3)                                                         2,000        2,074          .70
R.P. Scherer International Corp. 6.75% 2004                             4,325        4,231          .33
Scotia Pacific Co. LLC, Series B:
 Class A1, 6.55% 2028                                                   1,701        1,603
 Class A2, 7.11% 2028                                                   5,000        3,764          .41
Sony Corp. 6.125% 2003                                                  5,000        4,915          .38
Sotheby's Holdings, Inc. 6.875% 2009 (4)                                1,000          778          .06
Vodafone AirTouch PLC, 7.625% 2005 (3)                                  9,710        9,817          .76
                                                                               ----------   ----------
                                                                                    60,139         4.64
                                                                               ----------   ----------


TRANSPORTATION  -  1.70%
AIR 2 US, Series A, 8.027% 2020 (3)                                     9,815        9,950          .77
Jet Equipment Trust, Series 1995-B,                                     8,709        8,572          .66
Class A, 7.63% 2015 (3,4)
PSA Corp. Ltd. 7.125% 2005 (3)                                          3,500        3,506          .27
                                                                               ----------   ----------
                                                                                    22,028         1.70
                                                                               ----------   ----------


UTILITIES  -  1.14%
Israel Electric Corp. Ltd. 7.25% 2006 (3)                               6,000        5,879          .45
National Rural Utilities Cooperative Finance                            3,205        3,056          .24
Corp., 5.30% 2003
Texas Utilities Co., Series A, 6.20% 2002                               6,000        5,877          .45
                                                                               ----------   ----------
                                                                                    14,812         1.14
                                                                               ----------   ----------


COLLATERALIZED MORTGAGE OBLIGATIONS
(PRIVATELY ORIGINATED) (1) - 5.45%
Chase Manhattan Bank, NA, Series 1993-I,                                1,229        1,221          .09
Class 2A5, 7.25% 2024
First Nationwide, Series 1999-2,                                        6,557        6,193          .48
Class 1PA1, 6.50% 2029
Franchise Mortgage Acceptance Company Loan                              8,000        7,477          .58
Receivables Trust, Series 1998-A,
Class A3, 6.69% 2020 (3)
Paine Webber CMO, Series O, Class 5, 9.50% 2019                         1,915        2,003          .15
Residential Funding Mortgage Securities I, Inc.,                        1,959        1,836          .14
Series 1998-S17, Class M1, 6.75% 2028
Security National Mortgage Loan Trust:(3)
 Series 1999-1, Class B, 9.858% 2030                                    6,979        6,870
 Series 2000-1, Class A2, 8.75% 2024                                    5,200        5,152          .93
Structured Asset Notes Transaction, Ltd.,                               4,928        4,812          .37
Series 1996-A, Class A1, 7.156% 2003 (3)
Structured Asset Securities Corp.: (2)
 Series 1998-RF2, Class A, 8.542% 2027 (3)                             12,726       12,997
 Series 1998-RF1, Class A,  8.667% 2027 (3)                            14,203       14,553
 Series 1999-BC1, Class M2, 7.92% 2029                                  7,500        7,522         2.71
                                                                               ----------   ----------
                                                                                    70,636         5.45
                                                                               ----------   ----------


OTHER - 2.00%
GOVERNMENT (EXCLUDING U.S.) & GOVERNMENT
AUTHORITIES  -  1.35%
Canadian Government 6.125% 2002                                         2,000        1,977          .15
KfW International Finance Inc.:
 7.625% 2004                                                            2,500        2,569
 7.125% 2005                                                            3,500        3,542          .47
Ontario (Province of) 7.375% 2003                                       2,500        2,524          .20
Victoria (Territory of) Public Authorities                              3,500        3,551          .27
Finance Agency 8.45% 2001
Corporacion Andina de Fomento 8.875% 2005                               3,200        3,327          .26
                                                                               ----------   ----------
                                                                                    17,490         1.35
                                                                               ----------   ----------
TAXABLE MUNICIPAL BONDS  -  0.79%
California Maritime Infrastructure Authority,                          10,604       10,238          .79
Taxable Lease Revenue Bonds (San Diego Unified
Port District-South Bay Plant Acquisition),
Series 1999, 6.63% 2009 (3)
                                                                               ----------   ----------
                                                                                    10,238          .79
                                                                               ----------   ----------
                                                                               ----------   ----------
Total Bonds & Notes   (cost: $1,230,794,000)                                     1,211,241        93.51




                                                                   Principal       Market      Percent
                                                                      Amount        Value       of Net
SHORT-TERM SECURITIES (Cash & Equivalents)                              (000)        (000)      Assets
--------------------------------------------                        --------     --------     --------

CORPORATE SHORT-TERM NOTES  -  6.13%
Corporate Asset Funding 6.54% due 10/6/2000 (3)                         4,000        3,974          .31
The Estee Lauder Companies Inc.                                        11,000       10,956          .84
6.54% due 9/22/2000 (3)
Gannett Co. 6.54% due 10/5/2000 (3)                                    10,000        9,937          .77
General Electric Capital Corp. 6.65% due 9/1/2000                      28,900       28,895         2.23
Paccar Financial Corp. 6.55% due 9/22/2000                              5,000        4,980          .38
Park Avenue Receivables Corp.                                           5,200        5,176          .40
6.53% due 9/26/2000 (3)
Preferred Receivables Funding                                          15,500       15,480         1.20
Corp. 6.55% due 9/7/2000 (3)
                                                                               ----------   ----------
Total Short-Term Securities (cost: $79,398,000)                                     79,398         6.13
                                                                               ----------   ----------
Total Investment Securities (cost:$1,310,192,000)                                1,290,639        99.64
Excess of cash and receivables over payables                                         4,603          .36
                                                                               ----------   ----------
NET ASSETS                                                                      $1,295,242       100.00
                                                                               ----------   ----------


(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

(2) Coupon rate may change periodically.

(3) Purchased in a private placement transaction; resale to the public may require registration or may be sold only to qualified institutional buyers.

(4) Valued under procedures established by the Board of Trustees.


See Notes to Financial Statements









INTERMEDIATE BOND FUND OF AMERICA
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                                             (dollars in thousands)
Assets:
Investment securities at market
 (cost: $1,310,192)                                                                        $1,290,639
Cash                                                                                              223
Receivables for--
 Sales of investments                                                         $   330
 Sales of fund's shares                                                         3,972
 Accrued interest                                                              11,570          15,872
                                                                                            1,306,734
Liabilities:
Payables for--
 Purchases of investments                                                       8,048
 Repurchases of fund's shares                                                   1,692
 Dividends on fund's shares                                                       431
 Management services                                                              434
 Other expenses                                                                   887          11,492
Net Assets at August 31, 2000--                                                            $1,295,242

Unlimited shares authorized
Class A shares
 Net Assets                                                                                $1,290,214
 Shares outstanding                                                                        98,639,222
 Net asset value per share                                                                     $13.08
Class B shares
 Net Assets                                                                                    $5,028
 Shares outstanding                                                                           384,441
 Net asset value per share                                                                     $13.08



STATEMENT OF OPERATIONS
for the year ended August 31, 2000                                              (dollars in thousands)

Investment Income:
Income:
 Interest                                                                                     $95,761

Expenses:
 Management services fee                                                        5,452
 Distribution expenses - Class A                                                4,160
 Distribution expenses - Class B                                                   11
 Transfer agent fee - Class A                                                   1,164
 Transfer agent fee - Class B                                                       1
 Reports to shareholders                                                           76
 Registration statement and prospectus                                            228
 Postage, stationery and supplies                                                 201
 Trustees' fees                                                                    30
 Auditing and legal fees                                                           59
 Custodian fee                                                                     27
 Taxes other than federal income tax                                               22
 Other expenses                                                                    78          11,509
Net investment income                                                                          84,252
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                                             (20,564)
Net change in unrealized
 depreciation on investments                                                   20,599
  Net unrealized appreciation                                                                  20,599
 Net realized loss and
  unrealized appreciation
  on investments                                                                                   35
Net Increase in Net Assets Resulting
 from Operations                                                                              $84,287






STATEMENT OF CHANGES IN NET ASSETS                                              (dollars in thousands)

                                                                                Year            ended
                                                                               August             31,
                                                                                  2000            1999
Operations:
Net investment income                                                      $   84,252      $   88,615
Net realized loss on investments                                              (20,564)         (4,010)
Net unrealized appreciation (depreciation)
 on investments                                                                20,599         (61,031)
 Net increase in net assets
  resulting from operations                                                    84,287          23,574
Dividends Paid to Shareholders:
 Dividends from net investment income:
  Class A                                                                     (79,277)        (88,570)
  Class B                                                                         (55)              0
Total Dividends                                                               (79,332)        (88,570)

Capital Share Transactions:
 Proceeds from shares sold                                                    491,532         815,044
 Proceeds from shares issued in reinvestment
  of net investment income dividends                                           64,630          71,711
 Cost of shares repurchased                                                  (801,019)       (745,398)
 Net (decrease) increase in net assets resulting from                        (244,857)        141,357
  capital share transactions
Total (decrease) increase in net assets                                      (239,902)         76,361

Net Assets:
Beginning of year                                                           1,535,144       1,458,783
End of year (including
 undistributed net investment
 income: $5,492 and $572
 respectively)                                                             $1,295,242      $1,535,144

See Notes to Financial Statements









NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued on the basis of effective maturity, that is the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the share classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized depreciation on investments for book and federal income tax purposes aggregated $19,553,000, $7,580,000 related to appreciated securities and $27,133,000 related to depreciated securities. During the year ended August 31, 2000, the fund realized, on a tax basis, a net capital loss of $1,800,000 on securities transactions. The fund had available at August 31, 2000 a net capital loss carryforward totaling $95,211,000 which may be used to offset capital gains realized during subsequent years through 2008 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized for tax purposes, capital losses totaling $5,340,000 which were realized during the period November 1, 1998 through August 31, 1999 and has deferred for tax purposes, to fiscal year ended August 31, 2001, the recognition of capital losses totaling $18,765,0000 which were realized during the period November 1, 1999 to August 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $1,310,192,000 at August 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $5,452,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees based on the following rates and net asset levels:

                                       NET ASSET LEVEL
RATE                       IN EXCESS OF               UP TO

0.30%                      $0                         $60 million
0.21                       60 million                 1 billion
0.18                       1 billion                  3 billion
0.16                       3 billion



The agreement also provides for fees based on monthly gross investment income at the following rates:

                              MONTHLY GROSS INVESTMENT INCOME
RATE                       IN EXCESS OF               UP TO
3.00%                      $0                         3,333,333
2.50                       3,333,333                  8,333,333
2.00                       8,333,333



DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. Some or all of the unpaid amounts maybe paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class A were limited to $4,160,000 on Class A shares. Had no limitation been in effect, the fund would have paid $4,323,000 in distribution expenses for Class A shares under the Plan. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B were $11,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $653,000 and $4,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,036,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE- A fee of $1,165,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company
(AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $99,000.

AFFILIATED TRUSTEES' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $637,494,000 and $903,060,000, respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $27,000 includes $25,000 that was paid by these credits rather than in cash.

As of August 31, 2000, net assets consisted of the following:

                                                           dollars in thousands
Capital paid in on shares of beneficial interest            $ 1,423,278
Undistributed net Investment Income                               5,492
Accumulated net realized loss                                  (113,975)
  Reinvested dividends                                          (19,553)
Net Assets                                                  $ 1,295,242



Capital share transactions in the fund were as follows:

                                               Year ended August 31, 2000         Year ended August 21, 1999
                                           Amount (000)              Shares    Amount (000)              Shares
Class A Shares:
  Sold                                       $  485,516          37,436,826      $  815,044          60,775,441
  Reinvested dividends                           64,579           4,984,201          71,711           5,369,952
  Repurchased                                  (799,924)        (61,764,311)       (745,398)        (55,761,176)
   Net (decrease) increase                     (249,829)        (19,343,284)        141,357          10,384,217
   in Class A
Class B Shares:*
  Sold                                            6,016             465,197               -                   -
  Reinvested dividends                               51               3,908               -                   -
  Repurchased                                    (1,095)            (84,664)              -                   -
   Net  increase in Class B                       4,972             384,441               -                   -
Total net (decrease)
 increase in fund                            $ (244,857)        (18,958,843)     $  141,357          10,384,217


* Class B shares were not offered before March 15, 2000.








PER-SHARE DATA AND RATIOS (1)

                                                                                       Net
                                            Net asset                        gains/(losses)
                                                value,             Net        on securities   Total from
                                             beginning       investment      (both realized    investment
Year ended                                     of year           income     and unrealized)    operations
Class A:
2000                                             $13.01         0.78(2)             0.03(2)          $.00
1999                                              13.56              .76               (.55)         0.21
1998                                              13.42              .83                0.17         1.00
1997                                              13.26              .86                0.15         1.01
1996                                              13.52              .88               (.27)         0.61
Class B:
2000                                              13.01         0.25(2)             0.13(2)          0.00


                                             Dividends
                                            (from net                            Net asset
                                            investment            Total          value, end        Total
Year ended                                     income)    distributions             of year        return
Class A:
2000                                             $(.74)           $(.74)              $12.27         6.48%
1999                                              (.76)            (.76)               13.01          1.54
1998                                              (.86)            (.86)               13.56          7.68
1997                                              (.85)            (.85)               13.42          7.83
1996                                              (.87)            (.87)               13.26          4.63
Class B:
2000                                              (.31)            (.31)               12.70          3.60


                                                              Ratio of            Ratio of
                                           Net assets,         expenses          net income     Portfolio
                                           end of year       to average          to average      turnover
Year ended                               (in millions)       net assets          net assets          rate
Class A:
2000                                            $1,290              .83%               6.06%    48.18%(5)
1999                                              1,535         0.75(4)                 5.69         70.19
1998                                              1,459         0.76(4)                 6.09         79.19
1997                                              1,338              .82                6.40         41.55
1996                                              1,429              .80                6.53         48.25
Class B:
2000                                                  5          1.5(3)              5.4(3)      48.18(5)



(1) The periods 1996 through 2000 represent fiscal years ended August 31. The period ended 2000 represents, for Class B shares, the 169 day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for such periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.78% for the fiscal year ended August 31, 1999 and 0.79% for the fiscal year ended August 31, 1998.

(5) Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.









INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "fund"), including investment portfolio, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for class A shares and the period March 15, 2000 through August 31, 2000 for class B shares, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Los Angeles, California
October 2, 2000









TAX INFORMATION (UNAUDITED)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 13% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.
Since the amounts above are reported for the FISCAL YEAR and not a CALENDAR YEAR, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2000 to determine the CALENDAR YEAR amounts to be included on their respective 1999 tax returns. Shareholders should consult their tax advisers.




BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman of the Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President
and Chief Executive Officer,
The Mission Group; former President,
Southern California Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group, LLC
(development and management of
senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

JOHN H. SMET
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

DON R. CONLAN, a Trustee since 1996, has retired from the Board. The Trustees thank him for his many contributions to the fund.


OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company


The American Funds Group(r)

INTERMEDIATE BOND FUND OF AMERICA

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462


FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800|421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

CLASS A AND B SHARES - There are two ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.


Printed on recycled paper
Litho in USA CGD/CG/4809
Lit. No. IBFA-011-1000